Exhibit 99.2

Building the Next Immunology Leader April 2023 zurabio Corporate Overview with ZB - 106 Deep - Dive

Disclaimer This presentation (this “ Presentation ”) has been prepared by Zura Bio Limited, together with its affiliates (the “ Company ” ) and is being furnished to certain potential investors in the Company . Guggenheim Securities, LLC and Raymond James (together, the " Placement Agents ") have been engaged by the Company to serve as placement agents with respect to the offering of securities to prospective investors . This Presentation is only intended for the recipient and may not be reproduced or redistributed without the prior written consent of the Company . This Presentation is not and may not be relied upon in any manner as, legal, tax or investment advice and does not constitute an offer to sell or a solicitation of any offer to buy an interest in the Company . An investment in the Company will only be made pursuant to a confidential private negotiation and the definitive transaction documents . Each prospective investor should consult its own attorney, business adviser, and tax adviser as to legal, business, tax and related matters concerning the information contained in this Presentation . This Presentation is provided for informational purposes only and contains proprietary and confidential information of the Company . The recipient of this Presentation shall keep this Presentation and its contents confidential, shall not use this Presentation and its contents for any purpose other than as expressly authorized by the Company and shall be required to return or destroy all copies of this Presentation or portions thereof in its possession promptly following request for the return or destruction of such copies . By accepting delivery of this Presentation, the recipient is deemed to agree to the foregoing confidentiality requirements . Neither the Company, the Placement Agents, nor any of their affiliates or their respective employees, directors, officers, contractors, advisors, members, managers, successors, representatives or agents make any representation or warranty as to the accuracy or completeness of this Presentation, and shall have no liability for any representations or warranties (expressed or implied) contained in, or for any omissions from or errors in, thi s Presentation or any other written or oral communications transmitted to the recipient in the course of its evaluation of a potentia l investment in the Company . Only those representations and warranties contained in a definitive agreement with the Company shall have any legal effect . The information in this Presentation includes forward - looking statements . All statements other than statements of historical fact are forward - looking statements . The words “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “model,” “plan,” “potential,” “project,” “should,” “variable,” “will,” “would,” and similar expressions are intended to identify forward - looking statements . The forward - looking statements in this Presentation relate to, among other things, future events involving, or future performance of, the Company, including the results of preclinical testing and clinical trials, and the ability of the Company to receive necessary regulatory approvals . The forward - looking statements are based on assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors that it believes are appropriate under the circumstances . These statements are subject to numerous known and unknown risks and uncertainties which may cause actual results to be materially different from any future results or performance expressed or implied by the forward - looking statements, including adverse changes in market conditions and financing risks . Some of the forward - looking statements in this Presentation relate to events or developments anticipated to occur numerous years in the future, which increases the likelihood that actual results will differ materially from those indicated in such forward - looking statements . The forward - looking statements and other information in this Presentation are presented as of the date hereof . The Company disclaims any commitment to update or revise the forward - looking statements set forth herein, whether as a result of new information, future events or otherwise, except as may be required by applicable law . The Company reserves the right, at any time, to negotiate with one or more interested investors or to enter into an agreement with respect to, or to determine not to proceed with, any transaction, without prior notice to any other interested investors . The Company reserves the right to terminate, at any time, and for any or no reason, further participation by any investor and to modify any other procedures . The Company recently completed a business combination (“ Business Combination ”) with JATT Acquisition Corp (“ JATT ”) . Following the Business Combination, the Company’s securities are listed on Nasdaq under the symbols “ZURA” and “ZURAW . ” Additional information about the Company, including risk factors and financial statements, is included in the Company’s public filings available on the SEC’s website located at www . sec . gov . You should carefully review the Presentation and the Company’s public filings , and perform your own due diligence , prior to making an investment in the Company . Investment in the securities described herein has not been approved or disapproved by the United States Securities and Exchange Commission (the “ SEC ”), or any other regulatory authority, nor has any authority passed judgment upon or endorsed the merits of securities or the accuracy or adequacy of the information contained herein . Any representation to the contrary is a criminal offense . 2

Multiple Phase 2 programs • Validated mechanisms pursuing innovative new development paths • Potential Best in Class attributes combined with strategic clinical development to enhance differentiation Experienced and proven leadership • Experienced drug developers and asset hunters led by ex - Arena leaders • Product approvals & commercialization • Significant corporate transactions Track Record of Execution • Deep relationships with KOL community • Prior CRO leadership history within team enhances our Sponsor status • Recent precedent of on - time execution in crowded I&I spaces (UC, AD, etc.) includes absorbing COVID impact without delays Strong and committed financial backing with long - term alignment • Investors aligned with long - term commitment • Successful PIPE transformation, including $65M in funding through Business Combination Investment Highlights 3 Abbreviations: AD, Atopic Dermatitis; CRO, Contract Research Organization; KOL, Key Opinion Leader; UC, Ulcerative colitis Note: please see language in the Disclaimer regarding ‘forward - looking statements’

March 2022: Zura in - licensed ZB - 168, an anti - IL7R α antibody, from Pfizer; Pfizer had conducted Phase 1b studies in Type 1 Diabetes March 2023: Zura completed de - SPAC transaction with JATT Acquisition Corp; shares began trading under ticker ZURA on the NASDAQ Zura Company Timeline 4 January 2022: Zura is established 2022 2023 December 2022: Zura in - licensed Torudokimab , an anti - IL - 33 antibody, from Eli Lilly; Eli Lilly had conducted Phase 1 and Phase 2 studies of Torudokimab in Atopic Dermatitis April 2023: Zura plans to concurrently announce PIPE financing and in - license of Tibulizumab , an anti - IL - 17 / BAFF, from Eli Lilly 4

An E xperienced L eadership T eam from A to Z 5 Gary Whale Ph.D. Chief Technology Officer Mike Howell Ph.D. Chief Scientific Officer and Head of Translational Science Verender Badial Chief Financial Officer Amit Munshi Chairman Someit Sidhu M.D. Chief Executive Officer and Director Chris Cabell M.D. Chief Medical Officer and Head of Research and Development Kim Davis Chief Legal Officer

Zura’s Business Development Aligns with its Philosophy of Developing Validated Mechanisms in Novel Ways 6 Pursue clinically validated mechanisms In - license assets with best - in - class potential to improve on first entrants Identify indications with unmet need and market opportunity Execute efficiently toward rapid data readouts 1 2 3 4 Strategize Identify Execute Differentiate Note: please see language in the Disclaimer regarding ‘forward - looking statements’

Clinical stage pipeline targeting key immunology pathways

Current financing will bring in ZB-106 as lead asset into Zura

Candidate	Indication	Discovery	Pre-clinical	IND	Phase 1	Phase 2	Phase 3
tibulizumab Anti BAFFxIL17 *Tested through Ph1b*	**INITIAL FOCUS: Systemic Sclerosis**						
	INITIAL FOCUS: Hidradenitis Suppurativa						
ZB-168 Anti-IL7R *Tested through Ph1b*[1]	**INITIAL FOCUS: Alopecia Areata**						
torudokimab Anti-IL-33 *Tested through Ph2*[2]	**INITIAL FOCUS: Asthma**						

Note: Clinical development plan subject to confirmation, pending regulatory and further clinical feedback

1. Herold et al. 2019. JCI Insight, 2. Laquer et al. 2022. BrJDerm

7

Strictly Private and Confidential Tibulizumab (ZB - 106) is a Potential First - in - Class, Dual Antagonist Combining tabalumab and ixekizumab (TALTZ®) 8 ZB - 106 is an IgG - scFv engineered by the fusion of ixekizumab (TALTZ®) and tabalumab 1,2 • ZB - 106 neutralizes IL - 17A or BAFF regardless of whether the other binding sites are occupied • ZB - 106 binds in the same way as Taltz and tabalumab with the same number of binding sites • Activity is mediated through direct target engagement and not ADCC • Terminal half - life ~26 days Robust existing clinical and non - clinical data package • Two Phase 1b studies completed by Eli Lilly (RA and Sjögren’s Syndrome) • 78 subjects have been dosed with ZB - 106 – 57 subjects = single dose; 21 subjects = multiple dose up to 12 weeks • Chronic toxicity studies completed with no adverse findings Durable and deep IL - 17 and BAFF signaling blockade observed with sub cutaneous dosing every 4 weeks • At target Q4W doses BAFF and IL - 17 achieve maximum receptor occupancy Low rate of immunogenicity • Across 78 subjects exposed to ZB - 106, only 1 subject tested positive for Anti - drug Antibodies (ADAs) Safety profile to date appears to be consistent with ixekizumab (TALTZ®) and IL - 17A class 1. Liu et al. 2016. J Inflam Research ; 2. Manetta et al. 2014. J Inflam Research ; 3. Benschop et al. 2019. MAbs Note: please see language in the Disclaimer regarding ‘forward - looking statements’

Strictly Private and Confidential Eli Lilly Deal Terms 9 Terms of Tibulizumab (ZB - 106) License Upfront: • Mid - teens upfront cash payment for exclusive global license Milestones: • Single digit development milestones • Back - end milestones triggered at approval and sales - based • Single to low double - digit royalties on net sales Other Key terms: • No development in select indications (a) plaque psoriasis, (b) pediatric psoriasis, (c) genital psoriasis, (d) psoriatic arthritis, (e) ankylosing spondylitis, (f) non - radiographic axial spondylarthritis, (g) chronic spontaneous urticaria, and (h) juvenile idiopathic arthritis • Right of first negotiation for Lilly upon completion of Phase 2b data • Most patents expire in April 2033, but US patent expires June 2034 • Data protection is expected from marketing approval for 12 (US), 10 (EU), and 8 (JP) years

Strictly Private and Confidential Seeking >$75mm Balance Sheet Focused on ZB - 106 Clinical Development 10 tibulizumab (BAFFx17) • 2 clinical studies for ZB - 106 • Initiate phase 2 study in Systemic Sclerosis (2024) • Initiate phase 2 study in Hidradenitis Suppurativa (2024) ZB - 168 (IL - 7R a ) • Advance CMC program for ZB - 168 ready to initiate clinical drug product at scale (H1 2024) • Enable targeted launch of clinical trials in H2 2024 pending expected phase 2 external catalysts in Atopic Dermatitis, Ulcerative Colitis and Sjögrens Syndrome torudokimab (IL - 33) • Gain FDA Regulatory feedback and alignment for torudokimab on phase 2/3 designs in Asthma (H2 2023) • Enable launch of clinical trials in H2 2024 pending expected phase 2 and 3 external catalysts in Asthma and COPD Use of funds and upcoming milestones

Strictly Private and Confidential Proposed ZB - 106 Development Plan: Co - lead indications SSc and HS Note: Clinical development plans are subject to ongoing review, regulatory feedback, CRO selection ongoing, HS Hidradenitis S upp urativa, SSc Systemic Sclerosis 11 Systemic Sclerosis Ph2 R ZB - 106 Dose 1 Placebo 2023 2024 2025 2026 H2 H1 H2 H1 H2 H1 Hidradenitis Suppurativa Ph2 R n= ~40 n=~40 n=~40 Primary Endpoint ZB - 106 Dose 1 Placebo ZB - 106 Dose 2 Pivotal study planning Flexible financing runway through 2026 Pivotal study planning ZB - 106 Dose 2

Strictly Private and Confidential ZB - 106: Potential First - in - Class, Dual Antagonist Combining tabalumab and Taltz 12 Note: please see language in the Disclaimer regarding ‘forward - looking statements’

Strictly Private and Confidential IL - 17 IL - 17 / BAFF BAFF / TACI / APRIL Company Asset Cosentyx (secukinumab) Taltz ( ixekizumab ) Izokibep Sonelokimab ZB - 106 Benlysta (belimumab) Telitacicept BION - 1301 Atacicept MoA IL - 17A IL - 17A IL - 17A/A IL - 17A/F IL - 17A / BAFF BAFF TACI fc APRIL BAFF/APRIL Delivery SC / IV SC SC SC SC SC / IV SC SC SC Indications Plaque Psoriasis Approved Approved Ph3 Psoriatic Arthritis Approved Approved Ph2b/3 Ph2 AS Approved Approved Ph3 SLE / Lupus Approved App. China HS Filed Ph2b/3 Ph2 Ph2 Ready Lupus Nephritis Ph3 Approved Ph3 Sjögren’s Ph3 IgAN Ph2 Ph1/2 Ph2b/3 Other Uveitis (Ph2b/3) Syst. Sclerosis (Ph2 Ready) Syst. Sclerosis (Ph2) MG (Ph3) RA (Ph3) IL - 17 and BAFF Approved in Multiple Autoimmune Diseases 13 • IL - 17 and B - cell assets are widely recognized to have significant value • ZB - 106 represents an opportunity to pioneer a new approach to treating autoimmune diseases by directly addressing both aspects of immune inflammatory response Sources: Clinical Trials, Company Presentations, Wall Street Research and Evaluate Pharma.

Strictly Private and Confidential TABALUMAB IXEKIZUMAB (TALTZ®) ZB - 106 is a Combination of Two Compounds that have Each Demonstrated Efficacy with an Established Safety Profile ▪ Taltz® ( ixekizumab ) is an approved anti IL - 17 therapy with estimated peak sales >$3bn ▪ tabalumab is an anti - BAFF which has shown efficacy in some phase 3 trials • 4,275 subjects dosed across 21 studies • Statistically significant efficacy in a phase 3 study in SLE • Demonstrated safety profile • Commercially approved drug with >$2.2bn of annual sales 1 • Demonstrated efficacy in multiple indications • Demonstrated safety profile 14 1. Eli Lilly Annual Report

Strictly Private and Confidential BAFF IL - 17 ZB - 1 06 H as B road Potential Therapeutic A pplications ▪ Potential to be a first - in - class biologic in a number of autoimmune diseases where both BAFF and IL - 17 are implicated in the pathology 1,2 • Systemic Sclerosis • Sjögren’s Syndrome • Systemic Lupus Erythematosus • Hidradenitis Suppurativa • Uveitis • Bechet’s Disease • Lichen Planus • Pustular Psoriasis • Impetigo Herpetiformis • Pityriasis Rubra Pilaris 1. Kaegi et al. 2020. Allergy; 2. Wu and Dao, 2022. JDermTreat 15 Note: please see language in the Disclaimer regarding ‘forward - looking statements’

Strictly Private and Confidential ZB - 106 Disrupts IL - 17 and/or BAFF - Mediated Inflammation 16 BAFF Binds to BAFF trimer and BAFF 60 - mer preventing binding to BAFF - R, TACI, and BCMA 2 IL - 17 Binds to IL - 17A preventing IL - 17A/A and IL - 17A/F heterodimerization 1 T - cell and B - cell synergy • Multiple T - cell driven diseases remain sub - optimally treated despite the growth in “p ure play” anti - IL - 17 drugs • B - cell driven diseases often have a T - c ell driven autoimmune component contributing to the pathology • Combined approach to address T - cell and B - cell drivers of autoimmunity has the potential to increase clinical benefit ZB - 106 has the potential to treat diseases driven by B - cell and T - cell signaling Figure Generated with BioRender 1. Liu et al. 2016. J Inflam Research; 2. Smulski and Eibel . 2018. FrontImmunol

Strictly Private and Confidential ZB - 106 (LY3090106) Independently Neutralizes IL - 17 or BAFF 17 6 Key Biology [Antibody] pM 1 10 100 1000 10000 100000 % I n h i b i t i o n C X C L 1 -40 -20 0 20 40 60 80 100 120 LSN3090106 Positive Control Negative Control LSN3090106+BAFF Positive Control+BAFF Negative Control+BAFF Neg ctrl LY3090106 Pos ctrl BE00520-031 T1165 Day 2 [Antibody] nM 0.01 0.1 1 % I n h i b i t i o n -40 -20 0 20 40 60 80 100 LSN3090106 positive control negative control LSN3090106 + IL-17A positive control + IL-17A negative control + IL-17A BE00487-042 LY3090106 Neg ctrl Pos ctrl LY3090106 neutralizes its target regardless of whether the other binding sites are occupied IL-17 neutralization assay Inhibition of IL-17-induced production of CXCL1 BAFF neutralization assay Inhibition of BAFF-induced proliferation 12/20/2021 Company Confidential © 2021 Eli Lilly and Company ZB - 106 inhibits IL - 17 mediated CXCL1 production in HT - 29 epithelial cells in a BAFF independent manner 1 6 Key Biology [Antibody] pM 1 10 100 1000 10000 100000 % I n h i b i t i o n C X C L 1 -40 -20 0 20 40 60 80 100 120 LSN3090106 Positive Control Negative Control LSN3090106+BAFF Positive Control+BAFF Negative Control+BAFF Neg ctrl LY3090106 Pos ctrl BE00520-031 T1165 Day 2 [Antibody] nM 0.01 0.1 1 % I n h i b i t i o n -40 -20 0 20 40 60 80 100 LSN3090106 positive control negative control LSN3090106 + IL-17A positive control + IL-17A negative control + IL-17A BE00487-042 LY3090106 Neg ctrl Pos ctrl LY3090106 neutralizes its target regardless of whether the other binding sites are occupied IL-17 neutralization assay Inhibition of IL-17-induced production of CXCL1 BAFF neutralization assay Inhibition of BAFF-induced proliferation 12/20/2021 Company Confidential © 2021 Eli Lilly and Company ZB - 106 inhibits BAFF - mediated proliferation in T1165 cells in an IL - 17 independent manner 1 Benchop et al. 2019 mAbs .

Strictly Private and Confidential ZB - 106 (LY3090106) Inhibits IL - 17 or BAFF - Mediated Inflammation 18 ZB - 106 inhibits IL - 17 mediated CXCL1 production in C57Bl/6 mice similar to ixekizumab (positive control) 1 ZB - 106 reduces total B cell counts in the spleens of human BAFF transgenic mice similar to tabalumab (positive control) 1 Total B Cells IL - 17 - induced CXCL1 Levels In - Vivo Benchop et al. 2019 mAbs .

Strictly Private and Confidential Combining IL - 17 and BAFF Neutralization in a Murine Model of Arthritis Enables Improvement in Therapeutic Benefit 19 Biological mechanisms of BAFF/IL-17 Indication: • This molecule has the potential to be a first in class biologic in a number of autoimmune diseases where both BAFF and IL-17 are implicated in the pathology • Lead indications are SLE and lupus nephritis, with other indications under consideration. Mechanism of Action: • A novel antibody-based platform at Lilly: one single biomolecule (MW ~200 kDa) that binds and neutralizes two different targets simultaneously • This biomolecule is a combination of a neutralizing BAFF Ab and an IL-17 neutralizing single chain (sc) Fv • The construct is based on well studied agents; tabalumab and ixekizumab sequences Value Proposition: • Lupus nephritis (LN) , a life-threatening complication of SLE, is associated with significant morbidity, mortality, and healthcare spend. Standard of care (SOC) includes high-dose corticosteroids and immunosuppressants and cytotoxic agents which are not effective for all patients and are associated with significant morbidity. T-cells and B-cells are known to play a central role in the pathogenesis of lupus, and patients with lupus nephritis have elevated IL-17 and BAFF levels. • BAFF/IL-17 bispecific antibody that binds to soluble and membrane-bound BAFF and IL-17. Useful in combination with SOC compared to placebo + SOC to provide greater efficacy as measured by (1) reduced time to remission (2) increased proportion of patients in remission, and (3) prolonged maintenance of remission. LY3090106 may have an improved side effect profile due to the reduction in concomitant steroid and other immunosuppressant use. Clinical : • Clinical strategy is designed to support a GNG commercial decision for LB501 in lupus nephritis. Special considerations include (i) safety concerns related to novel therapeutic class, (ii) efficacy requires minimum of 6-month duration, and (iii) a drug delivery strategy to permit launch with SC formulation • SAD →MAD→PoC approach is employed to progressively evaluate the safety of increasing exposure to LB501 in the target population Combining neutralization of BAFF with IL-17 provides improved response over either agent alone in a preclinical model for RA (collagen-induced arthritis) 5 12/20/2021 Company Confidential © 2021 Eli Lilly and Company • Rheumatoid arthritis is a prototypic autoimmune disease where individually targeting IL - 17 - mediated inflammation or depleting B cells has been clinically validated • The collagen - induced arthritis (CIA) murine model is similarly characterized by increased IL - 17 production and B cells that drive disease pathogenesis • Surrogate antibodies were used to evaluate whether neutralization of IL - 17 and BAFF was superior to targeting individual pathways • Mice were injected with anti - IL - 17A and/or anti - BAFF on days 22, 29, and 36 • Blockade of both IL - 17A and BAFF was associated with reduced: • Disease severity • Inflammation in the hind paw (histology score) • Anti - collagen antibodies histology score anti - collagen antibody (mg/mL) anti - BAFF + anti - IL - 17 Source: Zura Internal Data, IND Briefing

Strictly Private and Confidential 20 ZB - 106 is Clinically De - Risked Through P1b 78 Subjects/Patients Dosed Across 3 P1/1b studies Pharmacokinetics Pharmacodynamics Safety and ADA • t 1/2 is 26.9 days • Bioavailability after SC doses was 62.9% • At doses tested there is evidence of maximum target engagement with clinical safety supporting 6 - fold “window” between max target engagement and max human dose tested • In Ph1b healthy volunteer study in RA patients there was multiple impacts on PD markers • Decrease in CD20+ B - cells with higher doses generally associated with larger changes from baseline • Decrease in hs - CRP AUC was associated with higher ZB - 106 AUCs • SAD studies: No deaths or SAEs • MAD study: No deaths, single related SAE of neutropenia with resolution • Most frequent TEAE: Headache, transient neutropenia, nausea, diarrhea • No infections • In the multiple ascending dose study, one subject had TE - ADAs detected at a titer of 1:5120 Established dosing regimen Demonstrated PD in patients in ph1b Safety / ADA profile in line with Taltz ZB - 106 is a highly validated molecule that enables the opportunity to deliver on the promise of both IL - 17 and BAFF inhibition in autoimmune disease Source: Zura Internal Data, IND Briefing

Strictly Private and Confidential ZB - 106: Systemic Sclerosis 21

Strictly Private and Confidential Overview of Systemic Sclerosis ▪ Systemic sclerosis (SSc) remains among the deadliest of the rheumatic diseases ▪ Patients with SSc often have severe disability, fibrosis - related organ failure, and die prematurely • Up to 50% develop interstitial lung disease (ILD), the most common cause of mortality in these patients • The disease has a severe impact on patients’ lives, causing a variable constellation of symptoms including Raynaud’s phenomen on, arthritis, painful ulcers on the fingers and toes, thickening and scarring of the skin, shortness of breath, hypertension, an d s evere fatigue 22 Disease Overview Unmet Need ▪ High unmet need remains as standard of care relies on immunosuppression therapy and biologic agents which are toxic and not well tolerated • Other current treatments only aim to manage symptoms and include pain relief through nonsteroidal, anti - inflammatory medications or corticosteroids ▪ Two disease - modifying drugs are approved for severe lung complications of the disease (SSc - ILD) , but no effective treatment exists that combats the disease across organ systems Patient Population ▪ Varying prevalence estimates among world populations, with higher population estimates in the US than in Europe or Asia ▪ Data suggests ~250 per million adults in the US (80 - 100K patients), 233 per million in Australia (~6K patients), 88 - 158 per mill ion in Western Europe ▪ Women are affected more frequently than men, with a female - to - male ratio of 5:1 and most commonly presents between the ages of 30 - 40 years Source: Medscape, BMJ best practice

Strictly Private and Confidential 1. Health Advanced, LLC; Lenabasum Commercial Market Assessment 2. Tyndall et al, 2010 3. Bergamasco, A. et al., Clin Epidemiol . 2019 Apr 18;11:257 - 273 4. Zura Bio internal analysis and benchmarking 5. Internal assumption based on demand research and rare disease analogues Overview of Systemic Sclerosis Potential Opportunity Rare and life - threatening autoimmune disease characterized by tissue inflammation and fibrosis that has no disease modifying therapy ~200,000 people with SSc in US, EU and Japan 1 40 - 60% mortality in 10 years 2 Zero SSc - specific drugs approved $2B+ annual potential market opportunity 23

Strictly Private and Confidential IL - 17 and BAFF Inhibition Pathways Have Shown Efficacy in Placebo Controlled Trials in Systemic Sclerosis ( SSc ) 24 Stromal cells T1 - IFN BAFF Plasma cell CXCR5 + T fh cell TLS GC B cell CXCL13 IL - 17 efficacy in SSc • Brodalumab treatment in SSc leads to improved clinical outcomes 1 • IL - 17 known to play key role in the fibrotic process of various organs like lung, kidney, heart and skin • Th17 cell – derived IL - 17 was significantly higher in the skin and serum of SSc patients 2 ZB - 106 has the potential to treat the TH17 and BAFF components of SSc Role of BAFF in SSc • Belimumab therapy shows efficacy in open label studies and one single center PBO study 3 • Phase 2/3 initiated in SSc - ILD by GSK • SSc patients have B cell abnormalities characterized by chronic hyper - reactivity of memory B cells 4 • BAFF and auto - antibodies are key biomarkers in SSc 5,6 1. Fukasawa et al. 2022. AnnalsRheumDisease ; 2. Yang et al. Arthritis Research & Therapy 2014 3. Ebata et al. 2021. Lancet Rheumatol 4.Sato et al. 2004. MolImmunol .; 5. Senecal et al 2020. JSclerodermaRelat Disord; 6. Sato et al. 2000. JImmunol .

Strictly Private and Confidential Brodalumab Treatment in SSc has Demonstrated Improved Clinical Outcomes 25 • Brodalumab achieved the primary endpoint (treatment difference of least square mean: −21.2 [95% CI - 23.9, 18.5]; P<0.0001), and demonstrated a rapid, sustained reduction in mRSS over 52 weeks 1 • The outcome of brodalumab treatment suggested its therapeutic effects on lung/respiratory functions, digital ulcers, the symptoms of gastroesophageal reflux disease, and QOL without any noteworthy safety concerns mRSS over the 24 - week follow - up (Mean +/ - SD) Source: Fukasawa et al. 2022. AnnalsRheumDisease

Strictly Private and Confidential Belimumab Treatment in SSc has Demonstrated Improved Clinical Outcomes 26 • 52 - week, investigator initiated, single center, double blind, placebo - controlled pilot study • 20 subjects with dcSSC on MMF treated with belimumab or placebo • No significant differences in AEs between belimumab group and placebo • Patients in both treatment groups experienced clinical improvements in MRSS favoring belimumab (p=NS) • All secondary endpoints favored belimumab with statistical significance in 2 endpoints: SHAQ DI and VAS Raynaud’s phenomenon • GSK recently received Orphan Drug Designation for the potential treatment of SSc with plans to initiate a phase 2/3 trial in SSc - ILD in 1H 2023 Source: Gordon et al..2018. ArthRheumatol . Overview of Belimumab in SSc

Strictly Private and Confidential Rituximab in SSc shows efficacy • Multiple Studies have shown the potential effectiveness of Rituximab in SSc – mainly open label and observational studies • The most compelling data come from the DESIRES double blind – placebo controlled trial 1 – Fifty - six patients with SSc entered the study – The primary endpoint of mRSS change after 24 weeks of study treatment – Rituximab - 6.30 points vs. PBO +2.14 points (p < 0.0001) – 48 / 56 subjects had SSc - ILD 2.96 % FVC improvement at 24 weeks vs. PBO (p=0.04) Randomized data shows improvements in SSc and SSc - ILD 27 B - Cell Depletion Therapy with Rituximab in SSc has Demonstrated Improved Clinical Outcomes Source. Ebata et al. 2021. Lancet Rheumatol

Strictly Private and Confidential Proposed Phase 2 Trial Design 28 • mRSS 10 - 29 • Subject presented the first symptoms of sclerosis other than Raynaud's phenomenon within 60 months before enrollment • Change mRSS • CRISS • SHAQ DI • VAS (RP, Pain, Ulcers, Breathing) • FVC, DLCO • PK / PD assessments Key efficacy endpoints: • General Safety and Tolerability • Severe infection • Neutropenia • ADA / nAb Key safety endpoints: Key inclusion criteria: ~20 patients per arm ZB - 106 Dose level 1 ZB - 106 Dose level 2 Primary efficacy period (24 weeks) Double Blind, placebo - controlled trial Placebo R Note: Clinical development plans are subject to ongoing review, regulatory feedback 28

Strictly Private and Confidential ZB - 106: Hidradenitis Suppurativa 29

Strictly Private and Confidential Overview of Hidradenitis Suppurativa ▪ Hidradenitis Suppurativa is an inflammatory follicular skin disease ▪ Skin lesions develop in axillae, in the groin, and under the breasts, are formed as a result of inflammation & infection of sweat glands and are characterized by: • Recurrent boil - like nodules and abscesses that culminate in pus - like discharge • Difficult - to - heal open wounds (sinuses) and scarring. • Increased Th1/Th17 and B cell mediated inflammation 1 - 3 • Disproportionately affects women between adolescent age to 55 years of age 4,5 30 Disease Overview Clinical Opportunity ▪ Estimated that there are ~300K people living with Hidradenitis Suppurativa in the U.S. (1 - 2% global prevalence) ▪ Average of 7 years to diagnose globally ▪ High unmet need as there is only One FDA - approved treatment for Hidradenitis Suppurativa (Humira) • Current treatments only aim to manage symptoms and include palliative care such as over - the - counter eyedrops, topical cyclosporine and off - label treatments such as steroids or immunosuppressants to manage systemic symptoms 1. Moran et al. JID 2017 ; 2. Banerjee et al. 2017. Immunol. Invest. ; 3. Sabat et al. JACI 2022; 4. Garg et al. 2017 JAMA Dermatol; 5. Ingram. 2020. BrJDermatol

Strictly Private and Confidential Overview of Hidradenitis Suppurativa Opportunity Despite Multiple IL - 17 Development Programs, There is Significant Opportunity to Address Unmet Need in HS 1 Drug Approved First in Class Therapy With Transformational Potential • Known efficacy of IL17 • Strong rationale for BAFF • Known dosing profile ~ 300K Living U.S. Patients 1 $5 - 10B Potential market 3 Large Addressable Market Significant Unmet Need Efficacy ceiling with IL17 alone 1 - 4% Global Prevalence 2 BAFF has potential to improve clinical response vs IL17 alone - emerging early clinical data of B - cell targeted therapies ~10 - 20% HiSCORE 50 Placebo - Adjusted 4 1. Epidemiology of Hidradenitis Suppurativa: Prevalence, Pathogenesis, and Factors Associated with the Development of HSInge E. Deckers &Hessel H. van der Zee &Errol P. Prens 2. Evaluate Pharma 3. Jefferies Wall Street Research 4. Cosentyx and Bimzelx Public Presentations, Publications and Research Note: please see language in the Disclaimer regarding ‘forward - looking statements’ 31

Strictly Private and Confidential 32 Despite Multiple IL - 17 Development Programs, There is Significant Opportunity to Address Unmet Need in HS ZB - 106 may address the efficacy gap raised for current IL - 17 approaches in HS IL - 17 A/F hypothesis still remains to be proven in the clinic • IL - 17 mediated inflammation is a key driver of pathophysiology in HS • Multiple IL - 17 compounds have shown efficacy, however, there were minimal differences between therapies targeting IL - 17A alone versus those targeting IL - 17A/F Smaller therapeutics may not achieve higher efficacy or convenience • Izokibep (IL - 17A/A blocking peptide) reported improvement in a small open label study that enrolled HS patients primarily classified as Hurley Stage 2 • Data presented were similar to secukinumab Ph2 open label study in HS suggesting additional studies are needed to address the role of tissue penetration and smaller therapeutic approach Despite clinical validation of IL - 17, there remains a significant therapeutic gap for large number of patients • HiSCR50 at 16 weeks tends to be ~ 15 - 30% (PBO adjusted), leaving substantial unmet need with opportunity for a differentiated therapy • Addition of B - cell targeted therapies has the potential to improve overall clinical response compared with IL - 17 alone 1 2 3 Sources: Company Presentations, Publications and Research .

Strictly Private and Confidential 33 Public Data in Multiple P3 Studies Shows IL - 17 is Clinically Validated Pathway to Treat HS TNF- α IL-17A IL-17A/F IL-17A/A SC SC / IV SC SC PIONEER I & II Phase 3 SUNSHINE & SUNRISE Phase 3 BE HEARD I & II Phase 3 Phase 2b Part A Open- Label 40mg QW for 12W 300mg Q2W for 16W 320mg Q2W for 16W 160mg QW for 12W n=633 n=360 Est. n=579 n=30 Non-Placebo Adjusted 42% - 59% at W12 42% - 45% at W16 48% - 52% at W16 71% at W12 Placebo-Adjusted 16% - 31% at W12 11%+ at W16 19% - 20% at W16 NA Most Common AEs Headache 9% - 13% at W12 Headache 9% - 12% at W16 Hidradenitis 7% - 9% at W16 Injection site reactions Candidiasis 0% at W12 1 0% - 3% at W12 1 4% - 7% at W16 0% at W16 2 Humira Company (Asset) Mechanism Administration Dosing Safety / Tolerability Phase Efficacy (HiSCR50) Total Patients IzokibepCosentyx Bimzelx Recent HS Data Sources: Company Presentations, Publications and Research . 1. Represents data from psoriasis trial. 2 . Represents safety data from psoriatic arthritis trial.

Strictly Private and Confidential 34 Limitations of Current Approaches in HS 1. Moran et al. JID 2017; 2. Frew et al. 2021 Clin Exper Derm ; 3. Sabat et al JACI 2023; 4 . Gudjonsson et al. 2020; 5. Carmona - Rivera et al. JID 2022; 6. https://clinicaltrials.gov/ct2/show/NCT03827798 • Recent literature highlights the role of dermal tunnels in the pathogenesis of HS 2,3 • Dermal tunnels in HS are characterized by increased cellular infiltration including neutrophils; and Sabat et al. demonstrated increased BAFF production by neutrophils 3 • Transcriptomic profiling highlights increased IL - 17A and BAFF expression in dermal tunnels 3,4 • Dermal tunnels were additionally shown to have increased numbers of B cells 3 and B cell targeting therapies are currently under investigation in HS 6 • One significant drawback of the HiSCR is the lack of a dynamic measurement of draining tunnel; therefore, not fully capturing the anti - inflammatory properties of a therapeutic • The International Hidradenitis Suppurativa Severity Score System (IHS4) was developed to assess inflammatory nodules (1 point), abscesses (2 points) and draining tunnels (4 points) Tunnelling into HS • Treatment with anti - TNF a therapy fails to downregulate inflammatory cytokines (IL - 22, IL - 17, IFN g ) in moderate - severe lesions 1 • The presence of dermal tunnels increased the amount of time needed to achieve HiSCR 50 with adalimumab 2 Scratching the Surface Baseline Post Treatment

Strictly Private and Confidential Addition of BAFF has Potential to Provide Superior Efficacy to IL - 17 Alone 35 • Increased BAFF expression in HS lesions 2,3 • Lesional upregulation of BAFF and BAFF receptors is attributed to B cells and plasma cells 2,4 • Neutralization of BAFF with a soluble variant of BAFF - R in HS lesional explants reduced the expression of key genes associated with B and plasma cell function 2 BAFF in HS • HS lesions have increased numbers of CD20+ B and CD138+ Plasma Cells 1 • B - cell activating factor (BAFF) is produced by B cells, macrophages, dendritic cells, and neutrophils • BAFF regulates B - cell survival, maturation and differentiation NSCLC – Non - small cell lung cancer CD20+ B cells in HS Lesions BAFF gene expression in HS • B cell depletion with rituximab provided therapeutic benefit 5 • 4/5 cases report complete remission of HS lesions 5 Rituximab in HS case report summary B - cells in HS lesions Clinical data in HS 1. Van der Zee et al. 2012. Br J Derm ; 2 Rumberger et al. 2020. J Inflam Research; 3.Sabat et al 2022. JACI; 4. Gudjonsson et al. 2020. JCI Insight.; 5. Seigel et al 2023. JCutanMedicSurgery

Strictly Private and Confidential Rituximab in HS • Chimeric mAb to CD20, upon binding triggers cell death • Used off label in a range of autoimmune diseases • Case reports in HS (systematic review 2023) 1 – Majority with complete remission when treated with Rituximab did not respond to previous therapy including antibiotics and surgical excision, antibiotics alone, and isotretinoin with benzoyl peroxide. Case report breakdown – 80% full remission 1 36 Anti - CD20+ and Anti - BAFF Treatment in HS ZB - 106 Therapeutic Potential Opportunity Implications for ZB - 106 • CD20+ B - Cells – ZB - 106 has direct effect reducing CD20+ B - cells • BAFF – Increased BAFF expression in HS lesions 2,3 – Lesional upregulation of BAFF and BAFF receptors is attributed to B cells and plasma cells 2,4 – Dysregulated BAFF expression contributes to auto - immune diseases via effects on abnormal B - lymphocyte activation, proliferation, survival, and immunoglobulin secretion 5 – Murine models in RA provide evidence of synergistic activity of Anti - BAFF and Anti - IL - 17 – ZB - 106 has been shown to have a clinical impact in diseases with elevated BAFF (e.g. SLE) with significant decreases in B - cells and serum immunoglobulins 6 • ZB - 106 Opportunity to improve clinical outcomes – Impacting CD20+ B - cells directly – Inhibition of abnormal B - Cell activation and immunoglobulin secretion Sources: 1. Seigel et al 2023. JCutanMedSurgery ; 2. Rumberger et al. 2020. JInflamResearch ; 3. Sabat et al 2022. JACI; 4. Gudjonsson et al. 2020. JCI Insight.; 5. Bosello et al 2007. IntJImmunopatholPharmacol ; 6. Merrill et al. 2016. Ann Rheum Dis

Strictly Private and Confidential ZB - 106 in Hidradenitis Suppurativa Clinical Development Plan Rationale 37 Rationale to study HS: Opportunity for superior clinical response based upon IL - 17 + BAFF inhibition ▪ IL - 17 blockade in HS is a validated target with clear evidence of efficacy ▪ HiSCR50 at 16 weeks tends to be ~ 50% (placebo adjusted HiSCR50 ~15 - 30%), leaving substantial unmet need ▪ Translation data indicate an interplay between B cells and the IL - 17 pathway in HS ▪ Case reports have shown that rituximab has an impact on HS clinical course Dosing Rationale ▪ We have clear dosing windows for ZB - 106 ▪ ZB - 106 clinical safety supports 6 - fold “window” between max target engagement and max human dose tested Source: Zura Internal Data

Strictly Private and Confidential Proposed Phase 2 Trial Design ~40 patients per arm ZB - 106 Dose level 1 ZB - 106 Dose level 2 Primary efficacy period (16 weeks) • Moderate to Severe HS • Hurley Stage II/III • Total abscess and inflammatory count (AN) ≥ 3 • HiSCR (50, 75, 100) • Improvement in baseline AN counts • IHS4 • PGA • DLQI • PK / PD assessments Double Blind, placebo - controlled trial Placebo R Key efficacy endpoints: • General Safety and Tolerability • Severe infection • Neutropenia Key safety endpoints: Key inclusion criteria: 38 Note: Clinical development plans are subject to ongoing review, regulatory feedback

Strictly Private and Confidential ZB - 106: Optionality in additional indications 39

Strictly Private and Confidential Multiple External Readouts Continue to Validate Both IL - 17 and BAFF Pathways in Additional Diseases 40 Unmet need Evidence validating relevance of IL - 17 and BAFF inhibition External de - risking events Sjögren's syndrome (SS) • It is estimated that there are 250,000 – 350,000 people living with Sjögren’s in the U.S. 1 • Some estimates of the total global patient burden approach ~4M, with a smaller subset patients presenting most severely • High unmet need as there are no FDA - approved treatments for Sj ögren’s Multiple clinical readouts have validated the BAFF Pathway in Sjögren’s including • Novartis phase 2b data with BAFF - R Ianalumab (VAY736) • Remegen Telitacicept ph2 data IL - 17 pathway continues to be explored pre - clinically for Sjögren’s Syndrome • Argenx efgartigimod phase 2 data in 2024 • Novartis BAFF - R Ianalumab (VAY736) phase 3 2027 • Remegen Telitacicept phase 3 readout 2027 Systemic Lupus Erythematosus (SLE) • Systemic lupus erythematosus (SLE) is the most common form of lupus, affecting approximately 70 percent of an estimated 5 million people with lupus worldwide 2 • Approximately 170,000 - 200,000 Americans live with SLE. It is a chronic, incurable autoimmune disease producing autoantibodies that can attack almost any system in the body tabalumab (BAFF) previous showed statistically significant efficacy in large 1,124 patient Ph3 study Benlysta (BAFF) is approved in SLE and Lupus Nephritis (LN) IL - 17 pathway continues to be explored pre - clinically for SLE and LN • Novartis BAFF - R Ianalumab (VAY736) • Remegen Telitacicept Sources: Clinical Trials, Company Presentations and Wall Street Research 1. Maciel G, et al. Prevalence of Primary Sjögren's Syndrome in a US Population - Based Cohort. Arthritis care & research. 2017;69(10):1612 - 1616. 2. The Lupus Foundation of America

Multiple Phase 2 programs • Validated mechanisms pursuing innovative new development paths • Potential Best in Class attributes combined with strategic clinical development to enhance differentiation Experienced and proven leadership • Experienced drug developers and asset hunters led by ex - Arena leaders • Product approvals & commercialization • Significant corporate transactions Track Record of Execution • Deep relationships with KOL community • Prior CRO leadership history within team enhances our Sponsor status • Recent precedent of on - time execution in crowded I&I spaces (UC, AD, etc.) includes absorbing COVID impact without delays Strong and committed financial backing with long - term alignment • Investors aligned with long - term commitment • Successful PIPE transformation, including $65M in funding through Business Combination Conclusion Investment Highlights 41 Abbreviations: AD, Atopic Dermatitis; CRO, Contract Research Organization; KOL, Key Opinion Leader; UC, Ulcerative colitis Note: please see language in the Disclaimer regarding ‘forward - looking statements’

ZB - 168: A Potential Best - in - C lass A nti - IL7R Inhibiting Both IL7 and TSLP Pathways 42 Note: please see language in the Disclaimer regarding ‘forward - looking statements’

ZB-168 – Asset Overview

About ZB-168

- IL7Rα implicated in two key immune pathways[1]: IL7 and TSLP
- Only anti-IL7R program to date with human clinical data showing impact on key T-cell sub-populations[2]
- Well tolerated in >90 subjects and patients dosed in Phase 1 studies conducted by Pfizer[2, 3]
- Utility in multiple T-cell driven diseases[4]

Mechanism of Action

- Inhibition of IL7Rα blocks both IL7 and TSLP signaling[5]
- Blocking IL7Rα selectively inhibits survival/activity of effector memory and central memory CD4 and CD8 T cells while preserving the T_{regs} compartment[1, 5]
- T cell transcriptomics show downregulation of genes associated with activation, differentiation and trafficking of Th1, Th2 and Th17[6]
- Blocking TSLP reduces Asthma exacerbations in both Th2 high and low populations[7]



IL7Ra
γc
TSLPR
IL7
TSLP
IL7
IL7Ra
γc
TSLP
IL7Ra
TSLPR
JAK2
JAK1
JAK1
JAK3

Indication Areas of Potential Interest

- Respiratory
- Dermatologic
- Gastrointestinal

Market Opportunity

- Advances in the field further validate IL7 and TSLP in multiple type Th1 & Th2 immune disorders with significant global opportunities
- Potential 1st-in-class opportunities within several indications

1. doi: 10.1038/s41467-018-06804-y, 2. 10.1172/jci.insight.126054, 3. Clinical study report, 4. doi:10.3389/fimmu.2020.01557, 5. https://www.frontiersin.org/articles/10.3389/fimmu.2020.01557/full, 6. Herold, K. C. et a. *JCI Insight*. 2019; 4(23):e126054. 7. doi: 10.1056/NEJMoa2034975

43

zurabio Note: please see language in the Disclaimer regarding 'forward-looking statements'

ZB-168 Enables Broad Impact on Epithelial-Driven Inflammation by Targeting both TSLP and IL-7

TSLP and IL-7 Pathways

- Thymic stromal lymphopoietin (TSLP) is an epithelial-derived cytokine primarily expressed in the lungs, skin and gastrointestinal tract[1]
- TSLP is released from the epithelium by disease exacerbating environmental factors and is an important amplifier of Th2 immune response, including the production of IL-4, -5, -9 and -13.[1]
- TSLP inhibition is clinically validated in severe asthma and has shown positive therapeutic benefit in additional Th2 driven diseases[2,3]
- IL-7 is a growth factor that binds to the heterodimeric receptor of IL-7R:γC and is critical for the survival, development and homeostasis of central and effector memory T cells[4]
- Due to the high expression of IL-7R on T_{eff} compared to T_{reg}, inhibition results in a 20-fold greater activity in reducing T_{eff}, leading to an increase in Treg:Teff ratio[5, 6]
- Dual inhibition of TSLP and IL-7 has potential to modulate Th1, Th2, and Th17-driven inflammation in a targeted manner across a broad number of allergic and autoimmune diseases[7]



Allergen
Virus
Bacteria
Pollutant
Stromal Cell
Keratinocytes
Airway Epithelium
IL-7
TSLP
TSLPR
IL-7Ra
IL-5R
IL-4R
Eosinophil
Basophil
γC
T Cell
B Cell
IL-7 Mediated
TSLP Mediated
T Cell Activation CD4/CD8 Effector Cells
Th2 Differentiation Treg Development
B Cell Maturation
B Cell Development
DC
CCL17/TARC CCL22/MDC
ILC2
Mast Cell
IL-5, IL-13, Amphiregulin

1. Ebina-Shibuy, 2022. Nat Rev Immunol, 2. Marone, 2019. Expert Opin Investig Drugs, 3. Menzies-Gow, 2020. Respir Res, 4. Chen, 2021. Frontiers Immunol, 5. Herold, 2019 JCI Insight, Graphic created in BioRender; 5. doi.org/10.3389/fimmu.2018.02692, 6. doi.org/10.1016/j.isci.2020.101421, 7. https://www.frontiersin.org/articles/10.3389/fimmu.2020.01557/full

44

zurabio

I L7 TSLP is an early player in triggering airway inﬂammation via the activation of several immune cells such as den dritic cells, innate lymphoid cells, monocytes, macrophages and mast cells 5 Inhibition of IL7R promotes a normalisation in T reg :T effector T - c ell ratios 4 T SLP ZB - 168 IL7Rа IL7Rа + ZB - 168 H as B road Potential Therapeutic Applications 1. Eosinophilic esophagitis; 2. Chronic rhinosinusitis with nasal polyps; 3. Chronic spontaneous urticaria; 4. doi.org/10.3389/fimmu.2018.02692 & doi.org/10.1016/j.isci.2020.101421 ; 5. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6436879/ 42 Multiple Potential Indications in Key Therapeutic Areas • Respiratory • Dermatologic • Gastrointestinal

ZB - 168 is Potential Best - in - Class and Only Non - Partnered IL7R α Asset in Development 46 ZB - 168 ADX - 914 OSE - 127 GSK2618960 Tezepelumab UPB - 101 Type of A ntibody Human Human Humanised Humanised Human Human Target IL7R α IL7R α IL7R α IL7R α TSLP TSLPR 1 Mode of A dministrati o n SC 2 SC IV 3 IV SC IV Lead I ndications Alopecia Areata Atopic D ermatitis Ulcerative C olitis; pSS 4 Programme inactive Asthma, CRSwNP Asthma *Current P hase Phase 1b/2 Phase 1b/2 Phase 2 Phase 1b Approved Phase 1 Humans E xposed HVs 5 : 60 subjects Patients: 33 subjects HVs : ~ 32 subjects Patients : asthma HVs: ~63 subjects Patients: Ulcerative colitis HVs: 18 subjects Patients: None Patients: >1,000 HVs: 46 subjects Patients: 0 *As of September 2022; 1. Thymic stromal lymphopoietin receptor; 2. Subcutaneous; 3. Intravenous; 4. Primary Sjögren’s syndrome 5. Healthy volunteers 46 Note: please see language in the Disclaimer regarding ‘forward - looking statements’

ZB - 168 is Potentially Best - in - Class Asset at TSLP Inhibition 47 1. Zura Internal D ata , 2. doi : 10.1172/jci.insight.126054, 3. doi : https://doi.org/10.1124/jpet.121.000686 , 4. BMS patent https://patents.google.com/patent/WO2020154293A1/en Asset ZB - 168 (IL7R α ) UPB - 101 ( α - TSLPR) Tezepelumab (TSLP) ADX - 914 (IL7R α ) IL7R α mAb α - TSLPR mAb TSLP mAb IL7R α mAb TSLP - Induced Signals • 7.5 ng/ml / 0.05nM (CCL17) (1) • 11 ng/ml / 0.07nM (CCL22) (1) • 0.08 nM (CCL2) (4) • 16.1 ng/ml / 0.1nM (CCL17) (3) • 67 ng/ml / 0.44nM (CCL17) (3) • 24 nM ( CCL2 ) (4) IL7 - Induced Signals • 0.46nM (pSTAT5) (2) Neg Neg • 0.6 nM (IL7 at 0.25ng/ml) (4) • 2.1nM (IL7 at 2.5ng/ml) (4) % inhibition of TSLP stimulated CCL17 secretion from human monocytes • ZB - 168 is nearly 10 - fold more potent than AZ/AMG’s tezepelumab , and tezepelumab does not inhibit IL7 signaling • ZB - 168 is > 300 - fold more potent than Q32Bio / Horizon’s ADX - 914 in TSLP - induced markers, but similar in IL7 - induced pSTA5 4 47 Note: please see language in the Disclaimer regarding ‘forward - looking statements’

48 Clinical data in patients demonstrates impact on key T - cell subpopulations ZB - 168 is Further Differentiated by T effector Cell Inhibition 1. doi : 10.1172/jci.insight.126054, 2. doi:10.1208/s12248 - 019 - 0401 - 3 • Up to 70% reduction in CD8+ T effector memory cells • Similar reductions seen for naïve and central memory T - cells CD8+ T effector cells 1 Dose 1 Dose 2 Dose 3 Dose 4 • Increases in ratios observed for all doses tested • ZB - 168 shows 20x greater potency for T effector memory vs T reg cells Ratio of T reg to T effector cells 2 Dose 1 Dose 2 Dose 3

Summary of Clinical Data 49 • 93 subjects dosed with ZB - 168 to date, including 33 patients with Type 1 Diabetes 1 and Multiple Sclerosis 2 • In Phase 1 single ascending dose study, ZB - 168 was generally well tolerated with no deaths and no subjects discontinued, or dose reduced due to Adverse Events (AEs) 3 • Demonstrated significant clinically relevant biologic effects that may lead to a therapeutic benefit 1 • Demonstrated proof of mechanism in a Phase 1b study of patients with recent onset Type 1 Diabetes (activity in inducing tolerance) 1 1. doi : 10.1172/jci.insight.126054, 2. Internal study report, 3. Internal study report

t orudokimab : T argeting A nti - IL33, an Alarmin with P otential in M ultiple I ndications 50 torudokimab – Asset Overview

About torudokimab

- IL-33 implicated in driving Th2 biology through ST2 and Th1/Th17 through alternative signaling[1]
    - Drug well tolerated in Phase 1 and 2 trials conducted by Eli Lilly[2]:
        - 141 healthy volunteers in Phase 1 study
        - 103 patients with moderate to severe atopic dermatitis
        - Utility in diseases driven by epithelial inflammation

Indication Areas of Potential Interest

- Respiratory
- Dermatologic
- Gastrointestinal
- Orphan autoimmune

Mechanism of Action

- Inhibition of IL-33 blocks both ST2 and RAGE signaling[3]

Market Opportunity

- Advances in the field further validate IL-33 in multiple respiratory disorders with significant global blockbuster opportunities
- Potential 1st and best-in-class opportunities within multiple indications
- Validated pathways in COPD4 and asthma[5]


IL33
IL33
IL33
IL1RRcP
ST2L
TIR
TIR
JAK2
P
MyD88
STAT5
p38 MAPK
STAT5
P
NFkB
RelA
p50

1. Suzanne Cohen et al. 2015 Nature, 2. https://clinicaltrials.gov/ct2/show/NCT03913260; https://clinicaltrials.gov/ct2/show/NCT03343587; https://clinicaltrials.gov/ct2/show/NCT03831191, Section 6.1, DSUR for period 23-Sep-2019 to 22-Sep-2020, 3. Okragly et al Journal of Inflammation Research 2021:14 3823–3835, 4 . https://doi.org/10.1016/S2213-2600(22)00005-4, 5. doi:10.1056/NEJMoa2024257

zurabio Note: please see language in the Disclaimer regarding 'forward-looking statements'
51

Targeting IL-33 In Epithelial Driven Diseases

IL-33 Pathway

- IL-33 is a member of the IL1 cytokine family that is constitutively expressed in structural and lining cells including fibroblasts, endothelial, and epithelial cells of skin, gastrointestinal tract, and lungs[1]
- IL-33 is released from the epithelium by disease exacerbating environmental factors and is an important amplifier of innate inflammation during exacerbations[2]
- Polymorphisms in IL33 and ST2 are associated with increased eosinophil production as well as respiratory diseases such as COPD and severe asthma.
- IL-33 inhibition clinically validated in severe asthma, COPD[3], and subsets of other epithelial disorders[4]
- Pre-clinical data demonstrates superior activity of torudokimab compared with etokimab suggesting the potential for best-in-class activity[5]
- Emerging biology suggests expanding opportunity for IL-33 in fibrotic and autoimmune conditions[6]



allergens
bacteria
viruses
IL25
TSLP
IL33
Basophil
Eosinophil
Mast cell
PGD2
Histamin
proteases
IL6
IL5
GM-CSF
IL13
TNFa
DC
ILC2
IL13
IL5
Amphiregulin
Th2
IL9
IL13
IL4
IL5
Th1
IL2
IFNγ
TCR
NKT
IFNγ
IL4
IL5
IL9
IL13

1. Chan, 2019. Frontiers Immunol, 2. doi.org/10.1016/j.cyto.2022.155891, 3. https://doi.org/10.1038/ng.323 and doi:10.1016/j.jaci.2020.04.051 , 4. :https://doi.org/10.1016/S2213-2600(22)00005-4; doi:10.1056/NEJMoa2024257 and doi: 10.1126/scitranslmed.aax2945 , 5. Sci Trans Med., Zura Bio Internal data, 6. doi: 10.1111/imm.12174; https://doi.org/10.3389/fphys.2021.781012 and https://doi.org/10.3389/fmed.2021.739489

52

zurabio
Note: please see language in the Disclaimer regarding 'forward-looking statements'

torudokimab Has Potential for "Best-in-Class" Activity

Torudokimab was 2.9 and 5.5 fold more potent than etokimab and itepekimab, respectively, inhibiting IL-33-induced GM-CSF production by human mast cells



8000
6000
4000
2000
0
pg/ml GM-CSF
0.01
0.1
1
10
100
1000
nM
Positive Control
torudokimab
Etokimab
Isotype Control



6000
4000
2000
0
pg/ml GM-CSF
0.001
0.01
0.1
1
10
100
1000
nM
Positive Control
torudokimab
Itepekimab
Isotype Control

Antibody	k_{on} ($M^{-1}s^{-1}$)	k_{off} (s^{-1})	k_d (pM)	Torudokimab Potency
torudokimab (LY3375880)	$1.7x10^6$	$6.7x10^{-5}$	39	
etokimab (AnaptysBio)	$9.4x10^5$	$1.2x10^{-4}$	112	2.9x
itepekimab (Regeneron)	$7.6x10^5$	$1.6x10^{-4}$	215	5.5x

Source: Zura Bio Internal data

53
zurabio
Note: please see language in the Disclaimer regarding 'forward-looking statements'

Summary of Clinical Data 54 • >100 subjects dosed with torudokimab to date, including in a Phase 2 trial in atopic dermatitis 1 • In Phase 1 study, torudokimab was well tolerated and no safety concerns were identified in either the SAD or MAD portions • The target engagement evaluation suggested binding to IL - 33 and treatment emergent ADA had no apparent impact on PK or target engagement • In Phase 2 study in atopic dermatitis, torudokimab was well tolerated and no safety concerns identified; despite overall non - significant efficacy, responder analyses confirms key biomarker reductions (IL13, periostin and CCL17/TARC) and no ADA impact 1 1. doi.org/10.1111/bjd.21631

Building the Next Immunology Leader April 2023 zurabio Corporate Overview with ZB - 106 Deep - Dive